UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 30, 2024

Fortive Corporation

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State of Other Jurisdiction of Incorporation)

001-37654	47-5654583
(Commission File Number)	(IRS Employer Identification No.)

6920 Seaway Blvd Everett, WA	98203
(Address of principal executive offices)	(Zip code)

(425) 446-5000

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $.01 per share	FTV	New York Stock Exchange
3.700% Notes due 2026	FTV26A	New York Stock Exchange
3.700% Notes due 2029	FTV29	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On August 31, 2024, James A. Lico notified the Board of Directors of Fortive Corporation (the “Company” or “Fortive”) of his decision to retire as President and Chief Executive Officer, and as a director, of the Company, effective upon the consummation of the proposed spin-off (the “Proposed Spin-Off”) of the Company’s Precision Technologies segment into a separate, publicly-traded company (“NewCo”). The Proposed Spin-Off is currently anticipated to be consummated in the fourth quarter of 2025.

In addition, on August 30, 2024, Charles E. McLaughlin notified the Company of his decision to retire as Senior Vice President and Chief Financial Officer of the Company by the end of the first quarter of 2025.

Item 7.01. Regulation FD Disclosure

On September 4, 2024, the Company issued a press release (the “Spin Press Release”) announcing that its Board of Directors authorized management to pursue the Proposed Spin-Off of NewCo.

In addition, the Company announced that Olumide Soroye, the Company’s current President and Chief Executive Officer of the Intelligent Operating Solutions segment, is expected to be appointed, effective as of the consummation of the Proposed Spin-Off, as President and Chief Executive Officer, and as a director, of the Company.

Furthermore, the Company announced that Tamara S. Newcombe, the Company’s current President and Chief Executive Officer of the Precision Technologies and Advanced Healthcare Solutions segments, is expected to be appointed as President and Chief Executive Officer of NewCo in connection with the Proposed Spin-Off.

The Company further announced in the Spin Press Release its updated capital allocation strategies through the consummation of the Proposed Spin-Off.

In the Spin Press Release, the Company also announced that, as of the date of the Spin Press Release, it is reaffirming its previously announced financial guidance for the third fiscal quarter of 2024 and for the fiscal year of 2024.

A copy of the Spin Press Release is furnished herewith as Exhibit 99.1 and incorporated by reference herein. The information set forth in this Item 7.01 of this Current Report on Form 8-K and the Spin Press Release attached hereto as Exhibit 99.1 are being furnished pursuant to Item 7.01 of Form 8-K. This Item 7.01 of this Current Report on Form 8-K and the Spin Press Release attached hereto as Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Forward-Looking Statements

Statements in this Current Report on Form 8-K, including in the Spin Press Release incorporated herein by reference, that are not strictly historical, including the statements regarding the Proposed Spin-Off, the expected timeline for completing the transaction, future investment opportunities for the businesses, the anticipated future growth margin expansion and other financial and operating performance, the anticipated leadership transitions, anticipated benefits and synergies of the transaction, the strategic and competitive advantages, anticipated financial results in the third quarter and full year 2024, secular trends, future share repurchases, future prospects, shareholder value, and any other statements regarding events or developments that we believe or anticipate will or may occur in the future or that use forward-looking terms such as “anticipate,” “estimate,” “believe,” “continue,” “could,” “intend,” “may,” “plan,” “potential,” “predict,” “should,” “will,” “expect,” “objective,” “projection,” “forecast,” “goal,” “guidance,” “outlook,” “effort,” “target,” “trajectory” or the negative of these terms or other comparable terms are “forward-looking” statements within the meaning of the federal securities laws. There are a number of important factors that could cause actual results, developments and business decisions to differ materially from those suggested or indicated by such forward-looking statements and you should not place undue reliance on any such forward-looking statements. These factors include, among other things, the uncertainty of regulatory approvals and the risk that such approvals and other consents or approvals required in connection with the Proposed Spin-Off will not be received or obtained within the expected time frame, on the expected terms or at all, risks associated with the impact, timing or terms of the Proposed Spin-Off, the risk that the necessary conditions to consummate the Proposed Spin-Off will not be satisfied on a timely basis or at all and/or that the Proposed Spin-Off will not be completed within the expected time frame, on the expected terms or at all, our ability to successfully separate the Precision Technologies business and realize the anticipated benefits from the separation (including consummating the transaction on a basis that is tax-free to shareholders for U.S. federal income tax purposes) within the expected time frame, in full or at all, the two separate companies’ ability to succeed as stand-alone, publicly traded companies, risks associated with expected financing transactions undertaken in connection with the Proposed Spin-Off; the risk that dis-synergy costs, costs of restructuring transactions and other costs incurred in connection with the Proposed Spin-Off will exceed our estimates, the impact of the Proposed Spin-Off on our businesses and the risk that the Proposed Spin-Off may be more difficult, time consuming or costly than expected, including the impact on our resources, systems, procedures and controls, diversion of management’s attention and the impact on relationships with customers, suppliers, employees and other business counterparties, deterioration of or instability in the economy, the markets we serve, international trade policies, the condition of the financial markets and the banking systems, security breaches or other disruptions of our information technology systems, our ability to adjust purchases, supply chain management, and manufacturing capacity to reflect market conditions and customer demand, reliance on sole sources of supply, changes in relations with China, contractions or lower growth rates and cyclicality of markets we serve, competition, changes in industry standards and governmental regulations, our ability to recruit and retain key employees, our ability to successfully identify, consummate, integrate and realize the anticipated value of appropriate acquisitions and successfully complete divestitures and other dispositions, our ability to develop and successfully market new products, software, and services and expand into new markets, the potential for improper conduct by our employees, agents or business partners, contingent liabilities relating to acquisitions and divestitures, impact of changes to tax laws, our compliance with applicable laws and regulations and changes in applicable laws and regulations, risks relating to international economic, geopolitical, including war and sanctions, legal, compliance and business factors, risks relating to potential impairment of goodwill and other intangible assets, currency exchange rates, tax audits and changes in our tax rate and income tax liabilities, the impact of our debt obligations, including our cost of debt, on our operations, litigation and other contingent liabilities including intellectual property and environmental, health and safety matters, our ability to adequately protect our intellectual property rights, risks relating to product, service or software defects, product liability and recalls, risks relating to product manufacturing, our relationships with and the performance of our channel partners, commodity costs and surcharges, impact of changes to U.S. GAAP, labor matters, Fortive’s ability to generate sufficient cash to finance its share repurchase plans, and disruptions relating to man-made and natural disasters and climate change. Additional information regarding the factors that may cause actual results to differ materially from these forward-looking statements is available in our SEC filings, including our Annual Report on Form 10-K for the year ended December 31, 2023. These forward-looking statements speak only as of the date of this Current Report on Form 8-K, and Fortive does not assume any obligation to update or revise any forward-looking statement, whether as a result of new information, future events and developments or otherwise. There can be no assurance that the Proposed Spin-Off will in fact be completed in the manner described or at all or if it does occur, of its terms or timing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Exhibit Description

99.1	Press Release dated September 4, 2024.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORTIVE CORPORATION

By:	/s/ Daniel B. Kim
	Name:	Daniel B. Kim
	Title:	Vice President - Associate General Counsel and Secretary

Date: September 4, 2024